                                                                    EXHIBIT 10.8



                     AGREEMENT WITH RESPECT TO FEE OPTION

     Agreement ("Agreement"), made this 28/th/ day of July, 2000, by and between
                 ---------
Sutton Hill Capital, L.L.C., a New York limited liability company, having an office at 120 North Robertson Boulevard, Los Angeles, California 90048 ("Option
                                                                         ------
Holder"), and Citadel Realty, Inc., a Nevada corporation, having an office at
------
550 South Hope Street, Suite 1825, Los Angeles, CA 90071 ("Optionee").
                                                           --------

                                   WHEREAS:

     (A)  Option Holder has entered into a certain Lease Agreement ("Lease
                                                                     -----
Agreement"), dated as of July 28, 2000, with Citadel Cinemas, Inc., as tenant
---------
(the "Tenant"), pursuant to which the Tenant has leased from the Option Holder
      ------
certain Theatre Properties, including the Sutton Theatre and Murray Hill
Theatre;

     (B)  Option Holder holds an option ("Fee Option"), a copy of which is
                                          ----------
attached hereto as Exhibit "B", to purchase the land described on Exhibit "A",
                   ----------                                     -----------
being the land underlying the Sutton Theatre and the Murray Hill Theatre (the "Underlying Fees");
 ---------------

     (C) Pursuant to the provisions of the Lease Agreement, the Tenant has a Purchase Option to acquire the Purchased Assets;

     (D) Option Holder has agreed that, if the Tenant exercises the Purchase Option pursuant to the Lease Agreement and closes thereunder in accordance with the terms thereof and if Optionee complies with the terms hereof, Optionee shall have an option to purchase the Underlying Fees in connection with and at the time of the closing of the Purchase Option pursuant to the Lease Agreement; and

     (E)  Certain capitalized terms are defined in Section 8 hereof.
                                                   ---------

     NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Purchase Option; Fee Price. Subject to the satisfaction of the
          --------------------------
Conditions Precedent (as defined in Section 4 hereof), Optionee shall have the
                                    ---------
option ("Optionee Fee Option") to acquire the Underlying Fees by funding the
         -------------------
Purchase Price of the Fee Option.

     2.   Procedure for Exercise of Purchase Option. (a) To exercise the
          -----------------------------------------
Optionee Fee Option, Optionee shall give written notice ("Notice") to Option
                                                          ------
Holder by January 5, 2010 but no earlier than the date on which the Tenant gives notice to the Option Holder pursuant to the Lease Agreement of the exercise by Tenant of the Purchase Option thereunder.

     (b) Upon the receipt by Option Holder of the Notice, Option Holder shall provide notice to the owner of the Underlying Fees of the exercise by Option Holder of the Fee Option.

      3.  Closing. (a) The closing of the acquisition of the Underlying Fees
          -------
shall occur simultaneously with the closing on the Purchased Assets pursuant to the Purchase Option (the "Closing"). At the Closing, Option Holder shall direct
                          -------
the transferor of the Underlying Fees to deliver title thereto directly to Optionee; provided, however, at the election of Optionee, exercised by written
          --------  -------
notice to Option Holder given not less than 5 days prior to the anticipated date of the Closing, Option Holder shall direct the transferor of the Underlying Fees to deliver title to the Underlying Fees as the Optionee shall direct in such notice.

     (b) At the Closing, title to the Underlying Fees will be transferred in accordance with the Fee Option. The transfer of the Underlying Fees shall be on an as-is, non-installment sale basis, without warranty by, or recourse to, the Option Holder, except that such title shall be free of any Liens resulting from the Option Holder's act or omission; provided, however, that nothing herein
                                     --------  -------
shall obligate the Option Holder to cause any such Lien to be removed or cured if arising from a Tenant Event.

     (c) The Optionee shall pay the Purchase Price of the Fee Option at the Closing by wire transfer or certified funds, as the Option Holder shall determine in its sole discretion by notice to Optionee no less than two days prior to the anticipated date of the Closing.

     4.   Conditions Precedents to Optionee's Rights. (a) OPTIONEE RECOGNIZES,
          ------------------------------------------
ACKNOWLEDGES AND AGREES THAT, SUBJECT TO PARAGRAPH 4(b), IF THE FOLLOWING TWO CONDITIONS ARE NOT STRICTLY ADHERED TO TIMELY (THE "CONDITIONS PRECEDENT"),
                                                    --------------------
OPTIONEE SHALL HAVE NO RIGHT TO ACQUIRE THE UNDERLYING FEES: IF THE TENANT UNDER THE LEASE AGREEMENT: (1) DOES NOT EXERCISE ITS PURCHASE OPTION THEREUNDER OR DOES NOT HAVE THE RIGHT TO EXERCISE THE PURCHASE OPTION BY REASON OF THE OCCURRENCE OF A DEFAULT UNDER SECTION 18(f) OF THE LEASE AGREEMENT OR (2) EXERCISES ITS PURCHASE OPTION, AND IS NOT IN DEFAULT UNDER SECTION 18(f) OF THE LEASE AGREEMENT BUT FAILS TO SATISFY ITS OBLIGATIONS TO CLOSE IN ACCORDANCE WITH THE TERMS AND PROVISIONS OF THE LEASE AGREEMENT.

     (b) If, at any time during the Term of the Lease Agreement an Affiliate of the Optionee shall succeed to the interest of the Option Holder under the Lease Agreement, then the Conditions Precedent shall be deemed of no further force and effect.

     5.   Relationship of Optionee to Tenant. Optionee recognizes and
          ----------------------------------
acknowledges that, while it is now an Affiliate of the Tenant, there is no assurance or requirement that it will in fact be an Affiliate of the Tenant at the time the Optionee Fee Option is exercised and, even if it is then not an Affiliate of the Tenant, Optionee does not have an independent right to exercise the Optionee Fee Option unless and until, as described in paragraph 4(a) hereof (but subject to paragraph 4(b) hereof), the Tenant (whether or not then an Affiliate of Optionee) duly and properly exercises the Purchase Option and, as aforesaid, consummates the transaction and closes.

     6.   '1031 "Like-Kind" Exchange. Option Holder hereby notifies Optionee
          --------------------------
that, if Optionee exercises the Optionee Fee Option in accordance with this Agreement, the Underlying Fees may be sold pursuant to the like kind exchange provisions of the Code. Optionee agrees to execute at the Closing all reasonable and customary documents necessary to accomplish the sale under the like kind exchange rules as prepared by Option Holder's attorney, provided, however, that
                                                        --------  -------
Optionee shall not be required to execute any document that would or might require Optionee to incur any cost or expense; require Optionee to take title to any property other than the Underlying Fees (except for the Purchased Assets); or require Optionee to incur any liability, whether current, accrued or contingent. Option Holder shall be responsible for all costs of such documentation and guarantees that no terms or conditions in this Agreement shall change due to the execution of the like kind exchange documents, nor shall Closing be delayed thereby. As aforesaid, Optionee will not be required to purchase any property (other than the Underlying Fees and Purchased Assets), but may be required to pay the Purchase Price (or some portion thereof, as the Option Holder may direct prior to the Closing) into an escrow fund established for the purpose of the like kind exchange. Option Holder shall defend, indemnify and save Optionee harmless from any loss, expense, claims or damages in connection with Optionee executing any such documents. The provisions of this
Section 6 shall survive Closing.

     7.   Notice. Any notices, consents, or other communications between Option
          ------
Holder and Optionee may be oral or in writing, so long as the Option Holder remains Sutton Hill Capital, L.L.C. or an Affiliate thereof and the Optionee remains an Affiliate or a Subsidiary of either Citadel or Reading Entertainment, Inc. or Craig Corporation; provided, however, that, if this Agreement
                           --------  -------
specifically provides that a notice, consent or communication must be in writing, then such provision controls. Subject to the preceding sentence, all notices, offers, acceptances, approvals, waivers, requests, demands and other communications hereunder or under any other instrument, certificate or other document delivered in connection with the transactions described herein shall be in writing, shall be addressed as provided below and shall be considered as properly given (a) if delivered in person, (b) if sent by express courier service (including, without limitation, Federal Express, Emery, DHL, Airborne Express, and other similar express delivery services ), (c) in the event overnight delivery services are not readily available, if mailed by United States Postal Service, postage prepaid, registered or certified with return receipt requested, or (d) if sent by telecopy and confirmed; provided, that in
                                                             --------
the case of a notice by telecopy, the sender shall in addition confirm such notice by writing sent in the manner specified in clause (a), (b) or (c) of this
Section 7. All notices shall be effective upon receipt by the addressee;
---------
provided, however, that if any notice is tendered to an addressee and the
--------  -------
delivery thereof is refused by such addressee, such notice shall be effective upon such tender. For the purposes of notice, the addresses of the parties shall be as set forth below; provided, however, that any party shall have the right to change its address for notice hereunder to any other location by giving written notice to the other party in the manner set forth herein. The initial addresses of the parties hereto are as follows:

          If to the Option Holder:
          Sutton Hill Capital, L.L.C.
          120 North Robertson Boulevard
          Los Angeles, California 90048
          Attention: Legal Department
          Telecopy: (310) 652-6490

With a copy of all notices under this Section 7 to be simultaneously given,
                                      ---------
delivered or served to Howard E. Peskoe, Esq., at the following address:

          Whitman Breed Abbott & Morgan LLP
          200 Park Avenue
          New York, New York 10166
          Telecopy: (212) 351-3131

          If to the Optionee:
          Citadel Realty, Inc.
          550 South Hope Street
          Suite 1825
          Los Angeles, California 90071;
          Attention: President
          Telecopy: (213) 239-0548

With a copy of all notices under this Section 7 to be simultaneously given, delivered or served to:

          Citadel Holding Corporation
          550 South Hope Street
          Suite 1825
          Los Angeles, California 90071;
          Attention: President
          Telecopy: (213) 239-0548

     and to Michael H. Margulis, Esq. at the following address:

          Duane, Morris & Heckscher LLP
          380 Lexington Avenue
          New York, New York 10168

          Telecopy:  (212) 692-1020

     8.   Certain Definitions.  As used herein the following terms shall have
          -------------------
the respective meanings as set forth below:

     (a)  "Affiliate" of any Person means any other Person controlling,
           ---------
controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control," when used with respect to any
                                  -------
specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and
                                                     -----------
"controlled" have the meanings correlative to the foregoing. Notwithstanding the
 ----------
foregoing: (i) the Option Holder and its Affiliates (the "Option Holder's Affiliates") shall not include Citadel and its Subsidiaries; (ii) Citadel and its Subsidiaries (including the Tenant), on the one hand, and the Option Holder and the Option Holder's Affiliates, on the other hand, shall not be considered Affiliates of each other; and (iii) Nationwide and its Affiliates shall not be considered an Affiliate of any of Citadel or any of its Subsidiaries or the Tenant or any of its Affiliates.

     (b)  "Citadel" shall mean Citadel Holding Corporation, a Nevada
           -------
corporation.

     (c)  "Contract" shall mean any contract, agreement, indenture, loan or
           --------
credit agreement, receivable sales or financing agreement, capital note, mortgage, security agreement, bond or note (or any guarantee of any of the foregoing).

     (d)  "Code" means the Internal Revenue Code of 1986, as heretofore and
           ----
hereafter amended from time to time, or any successor code as in effect from time to time.

     (e)  "Indemnity Guarantee" means the guarantee, dated as of the date
           -------------------
hereof, entered into by and among the Messrs. Forman and Cotter, Citadel Cinemas, Inc. and Optionee.

     (f)  "Insolvency or Liquidation Proceeding" means:
           ------------------------------------

          (i) The entry of a decree or order for relief in respect of SHC by a court having jurisdiction in the premises, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of SHC or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law; or the commencement against SHC of an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law; or

          (ii) The commencement by SHC of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of SHC or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the taking of any action in furtherance of any of the foregoing;

provided, however, that, if any of the events described in clauses (i) and (ii)
--------  -------
of this definition shall arise as a result of a Tenant Event, then such an event shall not constitute an Insolvency or Liquidation Proceeding.

     (g)  "Lien" means any security interest, mortgage, pledge, hypothecation,
           ----
assignment, encumbrance, lien (statutory or other), or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing).

     (h)  "Nationwide" means Nationwide Theatres Corp., a California
           ----------
corporation, and its successors.

     (i)  "Nationwide Agreement" means the agreements, documents and instruments
           --------------------
evidencing or securing the Nationwide Indebtedness, as any thereof may be amended, restated, modified or supplemented from time to time.

     (j)  "Nationwide Indebtedness" means any and all indebtedness, obligations
           -----------------------
and liabilities of Option Holder from time to time outstanding under the Nationwide Agreement, whether now existing or hereafter arising, fixed or contingent, due or not due, liquidated or unliquidated, determined or undetermined, and whether for principal, premium, interest, fees, indemnities, costs, expenses or otherwise.

     (k)  "Person" means any individual, corporation, partnership, limited
           ------
liability company, private limited company, joint venture, association, joint-stock company, trust , unincorporated organization of government or any agency or political subdivision thereof.

     (l)  "Pledge Agreement" means the agreement, dated as of the date hereof,
           ----------------
entered into between Sutton Hill Associates, as pledgor, and Citadel, as pledgee, as the same may be amended, restated, modified or supplemented from time to time.

     (m)  "Purchased Assets" has the meaning set forth in paragraph (a) of
           ----------------
Section 12 of the Lease Agreement.

     (n)  "Purchase Option" means Tenant's right to purchase the Purchased
           ---------------
Assets as set forth in paragraph (a) of Section 12 of the Lease Agreement.

     (o)  "Purchase Price"  means four million dollars ($4,000,000).
           --------------

     (p)  "Subsidiary" of any Person shall mean any corporation, partnership,
           ----------
limited liability company, joint venture, trust or estate of which (or in which) more than 50% of

          (i) the outstanding capital stock having voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency),

          (ii) the interest in the capital or profits of such partnership or joint venture, or

          (iii) the beneficial interest of such trust or estate is at the time directly or indirectly owned by such Person, by such Person and one or more of its Subsidiaries or by one or more of such Person's Subsidiaries.

     (q)  "Tenant Event" shall mean an event arising from or attributable to an
           ------------
action or inaction of, or a condition or event relating to, Tenant or any of its Affiliates (or the agents, officers, directors or employees of the Tenant or any such Affiliate), or initiated by Tenant or any of its Affiliates (or any such Person), unless such action, inaction, or event was or resulted from an action by Tenant or any of its Affiliates to enforce any rights or remedies under the Lease Agreement or any other Contract or Applicable Law so long as such action so to enforce was initiated in good faith.

     (r)  "Underlying Lease" shall mean that certain Ground Lease dated as of
           ----------------
August 16, 1985, between Sutcin Holding Corp., as landlord, and Sutton Hill Associates, as tenant, covering the premises at (a) 205 East 57th Street, New York, New York 10022, containing the Sutton Theatre, and (b) 160 East 34th Street, New York, New York 10016, containing the Murray Hill Theatre, as amended by the First Addendum to Ground Lease, dated as of January 1, 1992, between Sutcin Holding Corp. and Sutton Hill Associates, Second Addendum to Ground Lease, dated as of January 1, 1995, between Sutcin Holding Corp. and Sutton Hill Associates, Third Addendum to Ground Lease, dated as of July 1, 1996, between Nationwide (successor-in-interest to Sutcin Holding Corp.) and Sutton Hill Associates, and Fourth Addendum to Ground Lease, dated as of the date hereof, between Nationwide and Sutton Hill Associates.

     9    Representations and Warranties
          -------------------------------

     (a) Option Holder hereby represents and warrants to Optionee that as of the date hereof:

          (i) The signatory for Option Holder hereto is in all respects authorized and qualified to enter into this Agreement on behalf of
     Option Holder and Option Holder has authorized the assumption of the obligations described herein.

          (ii) Attached hereto as Exhibit "B" is a true and correct copy of the
                                  -----------
          option agreement to which Option Holder has been granted the Fee Option. The Fee Option is in full force and effect. To the knowledge of Option Holder, there is no default under the Fee Option.

     (b) Optionee hereby represents and warrants to Option Holder that as of the date hereof:

          (i) The signatory for Optionee hereto is in all respects authorized and qualified to enter into this Agreement on behalf of Optionee and Optionee has authorized the assumption of the obligations described herein.

     10   Indemnities.
          -----------

     (a) Option Holder shall and hereby does indemnify, defend, protect and hold harmless Optionee, any successor or successors and any Affiliate of the foregoing parties, and their respective officers, directors, incorporators, shareholders, partners, members, employees, agents and servants from and against all liabilities, losses, obligations, claims, penalties, causes of action, suits, demands, damages, costs and expenses (including, without limitation, reasonable attorneys' and accountants' fees and expenses) or judgments of any nature arising out of or otherwise in respect of a breach of any (i) representation or (ii) covenant or agreement made by Option Holder hereunder.

     (b) Notwithstanding anything to the contrary contained herein, all claims for indemnification under paragraph (a) of this Section 10 shall be made in
                                                ----------
accordance with the procedures set forth in Section 11 of the Lease, shall, in the case of claims under clause (i) of such paragraph (a), be included in computing claims for indemnification subject to the limitations set forth in paragraph (c) of Section 11 of the Lease Agreement, which limits claims brought under clause (ii) of paragraph (b) of Section 11 of the Lease Agreement, and shall be subject to the other provisions of paragraph (h) of said Section 11.

     (c) Optionee shall and hereby does indemnify, defend, protect and hold harmless Option Holder, any successor or successors and any Affiliate of the foregoing parties, and their respective officers, directors, incorporators, shareholders, partners, members, employees, agents and servants from and against all liabilities, losses, obligations, claims, penalties, causes of action, suits, demands, damages, costs and expenses (including, without limitation, reasonable attorneys' and accountants' fees and expenses) or judgments of any nature arising out of or otherwise in respect of
(A) the use or occupancy of the Underlying Fees or any Element (as such term is defined in the Lease Agreement) of any thereof by the Optionee or any Person claiming under the Optionee; (B) any activity, work, or thing done or permitted by the Optionee in or about any of the Underlying Fees; (C) any acts, omissions, or negligence of the Optionee, or any Person claiming under the Optionee, or the employees, agents, contractors, invitees or visitors of the Optionee or any such Person; (D) any breach, violation, or nonperformance by the Optionee, or any Person claiming under the Optionee, or the employees, agents, contractors, invitees, or visitors of the Optionee or any such Person, of any term, covenant or provision of this Agreement, the Underlying Lease to the extent the performance of obligations thereunder has become an obligation of the Optionee pursuant to the terms hereof or any law, ordinance or governmental requirement of any kind; or (E) any injury or damage to the Person, property, or business of the Optionee, its employees, agents, contractors, invitees, visitors or any other Person entering upon any of the Underlying Fees, as to all of the foregoing to the extent arising from and after the Closing.

     11   Miscellaneous
          -------------

     (a) All agreements, indemnities, representations and warranties shall survive the expiration or other termination hereof.

     (b) This Agreement and the instruments, documents or agreements referred to herein constitute the entire agreement between the parties relating to the subject mater hereof and no representations, warranties, promises, guarantees or agreements, oral or written, express or implied, have been made by any party hereto with respect to this Agreement.

     (c) This Agreement may not be amended, modified or terminated, nor may any obligation hereunder be waived orally, and no such amendment, modification, termination or waiver shall be effective for any purpose unless it is in writing, signed by the party against whom enforcement thereof is sought. The consent or approval by the Option Holder to or of any act by the Optionee requiring the Option Holder's consent or approval shall not be deemed to have been waived by the Option Holder unless such waiver is in writing signed by the Option Holder waiving such covenant or condition.

     (d) The captions in this Agreement are for convenience of reference only, and shall not be deemed to affect the meaning or construction of any of the provisions hereof. Any provision of this Agreement which is prohibited by law or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and the parties hereto shall negotiate in good faith appropriate modifications to reflect such changes as may be required by law, and, as nearly as possible, to produce the same economic, financial and tax effects as the provision which is prohibited or unenforceable; and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Option Holder and the Optionee hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

     (e) THIS AGREEMENT HAS BEEN EXECUTED AND DELIVERED IN THE STATE OF NEW YORK. THE OPTION HOLDER AND THE OPTIONEE AGREE THAT, TO THE MAXIMUM EXTENT PERMITTED BY THE LAW OF THE STATE OF NEW YORK, THIS AGREEMENT, AND THE RIGHTS AND DUTIES OF THE OPTION HOLDER AND THE OPTIONEE HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, IN RESPECT OF ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. EACH OF THE OPTION HOLDER AND THE OPTIONEE HEREBY IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE SUPREME COURT OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER HEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURT. THIS SUBMISSION TO JURISDICTION IS NONEXCLUSIVE AND DOES NOT PRECLUDE EITHER PARTY FROM OBTAINING JURISDICTION OVER THE OTHER IN ANY COURT OTHERWISE HAVING JURISDICTION. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE OPTION HOLDER AND THE OPTIONEE AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EACH OF THE OPTION HOLDER AND THE OPTIONEE AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS AGREEMENT OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK.

     (f) THE OPTION HOLDER AND THE OPTIONEE HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM,

COUNTERCLAIM OR CROSS COMPLAINT IN ANY ACTION, PROCEEDING AND/OR HEARING BROUGHT BY EITHER THE OPTION HOLDER AGAINST THE OPTIONEE OR THE OPTIONEE AGAINST THE OPTION HOLDER ON ANY MATTER WHATSOEVER ARISING OUT OF, OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, OR THE RELATIONSHIP OF THE OPTION HOLDER AND THE OPTIONEE, OR ANY CLAIM OF INJURY OR DAMAGE, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY LAW, STATUTE OR REGULATION, EMERGENCY OR OTHERWISE, NOW OR HEREAFTER IN EFFECT. THE OPTION HOLDER AND THE OPTIONEE ACKNOWLEDGE THAT THE PROVISIONS OF THIS PARAGRAPH (F) OF SECTION_8 HAVE BEEN BARGAINED FOR AND THAT THEY HAVE BEEN REPRESENTED BY COUNSEL IN CONNECTION THEREWITH.

     (g) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h) One or more waivers of any covenant or condition by the Option Holder shall not be construed as a waiver of a subsequent breach of the same covenant or condition. The giving by the Option Holder of any consent or approval hereunder (whether affirmatively or by inaction) shall not be deemed a waiver of the requirement for Optionee to seek such consent or approval in the future for the same or a dissimilar event. Each and every covenant contained herein shall be deemed separate and independent and not dependent upon other provisions of this Lease.

     (i) This Agreement has been prepared by the Option Holder and its professional advisors and reviewed by the Optionee and its professional advisors. The Option Holder, the Optionee and their separate advisors believe that this Agreement is the product of all of their efforts, that it expresses their agreement, and that it should not be interpreted in favor of either the Option Holder or the Optionee or against the Option Holder or the Optionee merely because of their efforts in preparing it.

     (j) This Agreement shall be binding on the parties hereto and their respective successors and assigns but the foregoing shall not affect, alter or limit the provisions of Section 5 hereof.

     (k) This Agreement shall expire and become unenforceable against Option Holder if the Optionee Fee Option is not exercised on or before the earlier to occur of (i) February 1, 2010 (subject to extension if the Optionee is precluded from exercising by reason of an Insolvency or Liquidation Proceeding affecting Option Holder and in such event is extended until the time when such exercise is not longer so precluded and for five days thereafter) or (ii) the termination of the Lease Agreement.

     (l) Except to the extent of and under the circumstances specifically provided for in Section 5 of the Pledge Agreement and the Indemnity Guarantee, no recourse hereunder or any other amount due under this Agreement, or for any claim based thereon or otherwise in respect thereof or hereof, shall be had against any direct or indirect partner or owner of the Option Holder or any incorporator, partner, shareholder, officer, member, Affiliate or director, as such, past, present or future, of any such direct or indirect partner. Nothing contained in this paragraph (l) shall be construed to limit the exercise or enforcement, in accordance with the terms of this Agreement and the other documents referred to herein, of rights and remedies against the assets of the limited liability company, or any other Person expressly undertaking in writing obligations in connection with the transactions contemplated hereby.

     IN WITNESS WHEREOF, the Option Holder and the Optionee have caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.



          Option Holder:      Sutton Hill Capital, L.L.C., a New York
                               limited liability company

                              By  /s/ James J. Cotter
                                 --------------------
                                  Name:  James J. Cotter
                                  Title: Operating Manager


          Optionee:           Citadel Realty, Inc., a
                               Nevada corporation

                              By: /s/ Andrzej Matyczynski
                                  -----------------------
                                  Name:  Andrzej Matyczynski
                                  Title: Chief Financial Officer